AMENDMENT NO. 2
                               TO
                    ASSET PURCHASE AGREEMENT


      THIS AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT is made as of December ____, 1997, between LAKESHORE HOTELS, LTD., a
Louisiana limited partnership in commendam ("Seller"), and PLAYERS INTERNATIONAL, INC., a Nevada corporation, its designees or assignees ("Purchaser").

                         R E C I T A L S

      A. Seller and Purchaser are parties to a certain Asset Purchase Agreement dated as of September 30, 1997, as amended by a certain Amendment No. 1 to Asset Purchase Agreement dated as of November 13, 1997 (as so amended, the "Agreement"); capitalized terms not defined herein are used as defined in the Original Agreement, unless the context clearly requires otherwise.

      B. Purchaser has been unable to satisfy certain of the conditions to Purchaser's obligations under Section 6.2 of the Agreement. Notwithstanding the termination rights available to Purchaser under Section 6.2 of the Agreement, Purchaser desires to complete the purchase of the Purchased Assets, and is in the process of making alternate arrangements to do so.

      C. In order to accommodate Purchaser's efforts to make such alternate arrangements, Seller and Purchaser desire to modify the Agreement as hereinafter set forth.

                       A G R E E M E N T S

      THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:

      1. Amendment re: Conditions. Purchaser hereby waives the conditions set forth in subsections (e) through (k) of Section
6.2 of the Agreement, and the same are hereby deleted entirely, it being understood that all Deposit Monies are and shall be non refundable except as specified in Sections 6.2 (a), (b), (c), (d) and/or (k) of the Agreement.

      2. Amendment re: Closing. In order to afford Purchaser more time to modify and finalize its financing arrangements, and to obtain any appropriate consents, permits, intercreditor agreements, or approvals, with respect to such different arrangements (none of which are deemed conditions to Purchasers obligations under the Agreement, as amended hereby), the Closing Date is hereby reset and extended to February 15, 1998. Accordingly, Section 3.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

           3.2 Time and Place of Closing. The transaction contemplated by this Agreement shall be consummated (the 'Closing') at 9:00 a.m. at the offices of Stockwell, Sievert, Viccellio, Clements and Shaddock, L.L.P., One Lakeside Plaza, 4th Floor, Lake Charles, Louisiana 70601 on February 15, 1998; or such earlier date specified by Purchaser on at least five (5) business days' notice; or on such other date, or at such other time or place, as shall be mutually agreed upon by Seller and Purchaser. The date on which the Closing occurs in accordance with the preceding sentences, is referred to in this Agreement as the "Closing Date.' The Closing shall be deemed to be effective as of 12:01 a.m. on the Closing Date at Lake Charles, Louisiana.

      3. Amendment re: Allocation. The date for Purchaser to submit its proposed allocation of the Purchase Price to Seller under Section 3.5 of the Agreement is hereby reset and extended to the date which is at least five (5) business days prior to Closing hereunder, unless otherwise agreed by Seller and Purchaser. Seller and Purchaser acknowledge and agree that Closing may be scheduled on an expedited basis, such that sufficient prior notice, as aforesaid, may not be practical or possible. In such case, the parties will cooperate to satisfy the needs of the other in all reasonable ways.

      4. Amendment re: Employee Contact. Purchaser and Seller agree that the Contact Date under Section 10.10(c) of the Agreement shall in all events and for all purposes be: (i) for salaried employees, December 2, 1997; and (ii) for hourly employees, the date chosen by Purchaser that is not earlier than ten (10) business days prior to Closing. Seller and Purchaser acknowledge and agree that Closing may be scheduled on an expedited basis, such that sufficient prior notice, as aforesaid, may not be practical or possible. In such case, the parties will cooperate to satisfy the needs of the other in all reasonable ways.

      5. Effect of Amendment. In the event of conflict or inconsistency between the terms of the Agreement and the terms of this Amendment No. 2, the terms of this Amendment No. 2 shall govern. Except as specifically set forth herein, the Agreement shall remain unmodified and in full force and effect, binding upon the parties thereto.

      6. Execution. This Amendment No. 2 may be executed in multiple counterparts, which, taken together shall constitute one complete copy of this Amendment. It shall not be necessary for any party to produce original signatures for all parties on any copy of this Amendment. Facsimile signatures shall be deemed originals for purposes hereof.





                 {SIGNATURES BEGIN ON NEXT PAGE}

                              SELLER:

      THUS DONE AND SIGNED in the presence of the undersigned attesting witnesses and me, Notary Public at Lake Charles, Louisiana on this _____ day of December, 1997.

WITNESSES:                          LAKESHORE  HOTELS,  LTD.,   a
Louisiana
                              Partnership in Commendam


                              BY:
                              NAME:
                              TITLE:



                          NOTARY PUBLIC


                              PURCHASER:

      THUS DONE AND SIGNED in the presence of the undersigned attesting witnesses and me, Notary Public at Atlantic City, New
Jersey on this _____ day of December, 1997.

WITNESSES:                         PLAYERS INTERNATIONAL, INC., a
Nevada
                              corporation


                              BY:
                              NAME:
                              TITLE:



                          NOTARY PUBLIC


AC-168627
                             JOINDER

      The undersigned hereby join in the execution of this Amendment No. 1, simultaneously with Seller, to evidence their agreement to be bound by the provisions hereof:

      THUS DONE AND SIGNED in the presence of the undersigned attesting witnesses and me, Notary Public at Lake Charles, Louisiana on this _____ day of December, 1997.

WITNESSES (as to all signatures)

WITNESSES (as to all signatures)

                          NOTARY PUBLIC

AC-168627